SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 24, 2007

Date of report (Date of earliest event reported)

BIOLIFE SOLUTIONS, INC.
(Exact name of registrant as specified in charter)

Delaware	0-18710	94-3076866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11810 North Creek Parkway North, Bothell, WA 98011
(Address of principal executive offices)

(425) 401-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-((b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

(b)

New independent accountants

(i)

On July 24, 2007, the Registrant retained Peterson Sullivan PLLC (“Peterson”) as independent auditors for the Registrant for 2007.

(ii)

The Registrant has not previously consulted with Peterson on the application of accounting principles to a specified transaction, or on the type of audit opinion that might be rendered on the Registrant’s financial statements.

Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLIFE SOLUTIONS, INC.

Date: July 24, 2007	By: /s/ Michael Rice
Michael Rice
President and Chief Executive Officer (Principal Executive Officer)

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